UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2022

ASTREA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39996	85-2609730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ocean Lane Drive, Apt. 3021

Key Biscayne, Florida 33149

(Address of Principal Executive Offices) (Zip Code)

(347) 607-8025

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 29, 2022, each of (i) Felipe Gonzalez, the Chief Executive Officer of Astrea Acquisition Corp. (the “Company”), (ii) Jose Luis Cordova, the Company’s Chief Financial Officer, and (iii) a member of Astrea Acquisition Sponsor LLC, the Company’s sponsor, loaned to the Company $20,000 (or an aggregate of $60,000) for working capital purposes. The loans are evidenced by promissory notes (the “Notes”) which are non-interest bearing and payable upon the consummation by the Company of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities (a “Business Combination”).

If the Company does not consummate a Business Combination, the Notes will not be repaid and all amounts owed under the Notes will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering (the “Trust Account”).

The foregoing summary of the Notes is qualified in its entirety by reference to the text of the form of Note, which is filed as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Form of Promissory Note dated August 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2022

ASTREA ACQUISITION CORP.

By:	/s/ Felipe Gonzalez
Name:	Felipe Gonzalez
Title:	Chief Executive Officer

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